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                                                                    EXHIBIT 10.6


                                     FORM OF
                          PATENT COLLATERAL ASSIGNMENT

                     (Titan Information Systems Corporation)


          This PATENT COLLATERAL ASSIGNMENT ("ASSIGNMENT") is made and entered into as of September 6, 1996 by TITAN INFORMATION SYSTEMS CORPORATION, a Delaware corporation ("GRANTORS"), and each of them, jointly and severally, as Grantors, in favor of SUMITOMO BANK OF CALIFORNIA ("SECURED PARTY"), with reference to the following facts:


                                    RECITALS

          A.   Pursuant to that certain Commercial Loan Agreement dated
August 8, 1994 between The Titan Corporation, a Delaware corporation ("BORROWER"), and Secured Party, as subsequently amended pursuant to those certain Amendments between Borrower and Secured Party dated May 25, 1995, December 29, 1995 and May 9, 1996 (such Commercial Loan Agreement, as previously amended and as it may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "LOAN AGREEMENT"), Secured Party agreed to extend certain credit facilities to Borrower.

          B. Borrower and Secured Party have agreed to further amend the Loan Agreement as set forth in that certain Fourth Amendment to Commercial Loan Agreement of even date herewith (the "FOURTH AMENDMENT"). The Fourth Amendment provides, as a condition to the effectiveness thereof, that Grantors shall enter into this Assignment and shall grant security interests to Secured Party as herein provided.

          C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


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                                    AGREEMENT

          NOW, THEREFORE, in order to induce Secured Party to enter into the Fourth Amendment and to modify and amend the terms of the aforementioned credit facilities to Borrower, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant as follows:

          1. DEFINITIONS. Capitalized terms used in this Assignment and not otherwise defined in this Assignment shall have the meanings defined for those terms in the Loan Agreement. Terms defined in the California Commercial Code and not otherwise defined in this Assignment or in the Loan Agreement shall have the meanings defined for those terms in the California Commercial Code. As used herein, the term "INCLUDING" is by way of example and not limitation. As used in this Assignment, the following terms shall have the meanings respectively set forth after each:

          "ASSIGNMENT" means this Patent Collateral Assignment, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, INCLUDING any documents or agreements by which additional Grantors become party hereto.

          "COLLATERAL" means and includes all of the following: (a) all of Grantors' presently existing and filed, or hereafter acquired, right, title, and interest in and to all of Grantors' patents and pending patent applications and United States and international registrations thereof, INCLUDING those listed on SCHEDULE 1 hereto, the right to sue for past, present, and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and all improvements thereon and inventions relating thereto and all proceeds of the foregoing, including but not limited to, proceeds of licensing (the "PATENTS");
     (b) all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office ("USPTO") or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, extensions, and renewals thereof; EXCEPT for those jointly held and classified patents listed on Schedule X hereto.


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          "GRANTORS" means Titan Information Systems Corporation, a Delaware corporation, and each of them, and any one or more of them, jointly and severally.

          "GOVERNMENTAL AGENCY" means any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, court, administrative tribunal or public utility.

          "LAWS" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

          "LIEN" means any lien, pledge, security interest or other charge or encumbrance of any kind, whether voluntarily incurred or arising by operation of Law or otherwise.

          "LOAN DOCUMENTS" means, collectively, the Loan Agreement, the Revolving Line Note (described in the Fourth Amendment), the Fourth Amendment, this Assignment and any other certificates, documents or agreements of any type or nature heretofore or hereafter executed and delivered by Borrower or any Grantor to Secured Party in any way relating to or in furtherance of the Loan Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

          "PERSON" means any entity, whether an individual, trustee, corporation, limited liability company, partnership, trust, unincorporated organization, or otherwise.

          "RIGHT OF OTHERS" means, as to any property in which a Person has an interest, any legal or equitable right, title, claim or other interest (other than a Lien) in or with respect to such property held by any other Person, and any option or right held by any other Person to acquire any such right, title, claim or other interest in or with respect to such property, including any option or right to acquire a Lien.

          "SECURED OBLIGATIONS" means any and all present and future obligations of any type or nature of Borrower, Grantors or any one or more of them to Secured Party arising under or relating to the Loan Documents


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     or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, INCLUDING obligations of performance as well as obligations of payment, and INCLUDING interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower or any Grantor.

          "SUBSIDIARY" means, as of any date of determination and with respect to any Person, any corporation, limited liability company, partnership or joint venture, whether now existing or hereafter organized, formed or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors or other governing body are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a limited liability company, of which a majority of the member interests are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (c) in the case of a partnership or joint venture, of which such Person or a Subsidiary of such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.


          2. INCORPORATION OF REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER PROVISIONS OF LOAN DOCUMENTS. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Assignment and are incorporated herein by this reference as though set forth herein in full.

          3. ASSIGNMENT. For valuable consideration, Grantors and each of them hereby jointly and severally grant, assign, and convey to Secured Party, to secure the prompt and indefeasible payment and performance of the Secured Obligations, and each of them, a security interest in all of the presently existing and hereafter acquired Collateral. This Assignment is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, INCLUDING those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding


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the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

          4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Grantor represents, warrants and agrees that:

               (a) All of the existing Collateral is valid, subsisting and enforceable, and Grantors own the sole, full, and marketable title thereto, and the right and power to grant the security interests granted hereunder. Without limiting the foregoing, Grantors have filed all renewal affidavits and applications, and paid all maintenance fees, necessary to maintain the existence of the Collateral as valid, subsisting and registered patents. Grantors shall, at their expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid, subsisting, and registered patents, INCLUDING the filing of any renewal affidavits and applications and payment of all maintenance fees. The Collateral is not subject to any Liens, Rights of Others, claims, assignments or licenses (except as disclosed to Secured Party in writing) of any nature whatsoever, whether recorded or unrecorded.

               (b) As of the date hereof, none of Grantors nor any of their Subsidiaries has any Patents registered, or subject to pending applications, in the USPTO, or any similar office or agency in the United States, or any other country other than those described in SCHEDULE 1.

               (c) EXCEPT as listed on SCHEDULE 2, to the best of Grantors' knowledge, there are no actions, suits, proceedings or investigations pending or threatened in writing against any Grantor before any Governmental Agency which, if determined adversely to such Grantor, would cause the Collateral, or any portion thereof, to be adjudged invalid or unenforceable, in whole or in part.

               (d) No Grantor nor any Subsidiary of any Grantor shall assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or nonexclusive license or sublicense relating thereto, or otherwise dispose of, any of the Collateral without the prior written consent of Secured Party. Nothing in this Assignment shall be deemed a consent by Secured Party to any such action, EXCEPT as such action is expressly permitted hereunder.


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               (e)  Grantors shall promptly notify Secured Party in writing (and in advance, if possible) if any Grantor or any Subsidiary of any Grantor shall file any application for the registration of a patent with the USPTO or any similar office or agency in the United States, any State therein, or any other country. Upon request of Secured Party, Grantors shall, and shall cause any such Subsidiary to, execute and deliver to Secured Party any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Secured Party to evidence the assignment to Secured Party of such patent. Each Grantor authorizes Secured Party to modify this Assignment by amending SCHEDULE 1 to include any new patent or renewal of any Grantor applied for and obtained hereafter.

               (f) No Grantor has abandoned any of the Patents (except as disclosed in Schedule X), and no Grantor nor any Subsidiary of any Grantor will do any act, or omit to do any act, whereby the Patents may become abandoned, cancelled, invalidated, unenforceable, avoided, or avoidable. Each Grantor shall promptly notify Secured Party if it knows, or has reason to know, of any reason why any application, registration, or recording may become abandoned, cancelled, invalidated, or unenforceable.

               (g) Grantors shall render any assistance, as Secured Party may determine is necessary, to Secured Party in any proceeding before the USPTO, any federal or state court, or any other foreign or domestic Governmental Agency, to maintain the Patents and to protect Secured Party's interest therein, INCLUDING filing of renewals, affidavits of use, affidavits of incontestability, and opposition, interference, and cancellation proceedings.

               (h) Grantors assume all responsibility and liability arising from the use of the Patents, and each Grantor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (INCLUDING reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by any Grantor (or any affiliate or Subsidiary thereof) in connection with any Patent or out of the manufacture, promotion, labeling, sale, or advertisement of any such product by any Grantor or any Affiliate or Subsidiary thereof (INCLUDING patent infringement and contributory patent suits that may be brought against Secured Party).


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               (i)  In any action or proceeding instituted by Secured Party in connection with any matters arising at any time out of, or with respect to, this Assignment, no Grantor will interpose any counterclaim of any nature.

               (j) Grantors shall promptly notify Secured Party in writing of the institution of, and adverse determination in, any proceeding in the USPTO or any other foreign or domestic Governmental Agency, court or body, regarding any Grantor's claim of ownership in any of the Patents. In addition, Grantors shall promptly notify Secured Party in writing if any Grantor (or any affiliate or Subsidiary thereof) learns of any use by any Person of any term or design likely to cause confusion with any of the Patents, or of any material use by any Person of any other process or product which infringes upon any of the Patents. In the event of any material infringement of any of the Patents by a third Person, Grantors shall promptly notify Secured Party of such infringement. If Grantors shall fail to sue for and diligently pursue damages for such infringement within one (1) month after such notice is given to Secured Party, Secured Party may, but shall not be required to, itself take such action in the name of any or all Grantors, and each Grantor hereby appoints Secured Party the true and lawful attorney of Grantors, and each of them, for them and in their name, place and stead, on behalf of Grantors, to commence judicial proceedings in any court or before any other Governmental Agency to enjoin and recover damages for such infringement, any such damages due to Grantors, net of costs and reasonable attorneys' fees, to be applied to the Secured Obligations. If requested by Secured Party, Grantors, at their expense, shall join with Secured Party in such action as Secured Party in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Patents.

               (k) Each Grantor shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments, in each case in form and substance reasonably satisfactory to Secured Party, relating to the creation, validity, or perfection of the security interests and collateral assignments provided for in this Assignment under 35 U.S.C. Section 261, the California Commercial Code or other Law of the United States, the State of California, or of any countries or other States as Secured Party may from time to time reasonably request, and shall take all such other action as Secured Party may reasonably require to more completely vest in and assure to Secured


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     Party its rights hereunder or in any of the Collateral.  In the event that any recording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any other action, is required at any time to protect and preserve such security interest and collateral assignments, Grantors shall, at their sole cost and expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be reasonably requested by Secured Party. Each Grantor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral signed only by Secured Party. Each Grantor further authorizes Secured Party to have this Assignment, a duplicate original or exact copy of this Assignment, or any other similar assignment or security agreement recorded or filed with the Commissioner of Patents and Trademarks or other appropriate federal, state or government office.

               (l) Secured Party may, in its sole discretion, pay any amount, or do any act which Grantors fail to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record, amend, or enforce the Secured Obligations, the Collateral, or the security interests granted hereunder, INCLUDING, but not limited to, all filing or recording fees, renewal fees, court costs, collection charges, and reasonable attorneys' fees. Grantors will be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Borrower, shall be payable on demand, together with interest at the Default Rate, and shall be part of the Secured Obligations.

     5. LICENSE. Effective upon the occurrence and continuation of an Event of Default, each Grantor hereby grants to Secured Party a royalty-free right and exclusive license to make, use and sell the Collateral, and the subject matter thereof, for Secured Party's benefit and account, and for none other.

          6. EVENTS OF DEFAULT. Any one of the following events shall constitute an Event of Default hereunder:

               (a) any default under the Loan Agreement or any other Loan Document shall have occurred and be continuing;

               (b) any failure by Grantor to observe or perform any covenant or agreement contained in this Assignment for more than ten (10) calendar days after receipt from Secured Party of notice of such default; or


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               (c)  any representation or warranty made by Grantor in this
     Assignment shall prove to have been false or incorrect in any material respect when made.

          7. RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of Secured Party, whether provided under Law, the Loan Agreement or otherwise, Secured Party shall have the following rights and remedies, which may be exercised without notice to, or consent by, Grantor, EXCEPT as such notice or consent is expressly provided for hereunder:

               (a) Secured Party may use any of the Patents for the sale of goods, completion of work in process, or rendering of services in connection with enforcing any security interest granted to Secured Party by Grantors or any Subsidiary of any Grantor.

               (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions and in such manner, as Secured Party shall, in its sole discretion, deem appropriate. Such license or licenses may be general, special, or otherwise, and, subject to the rights of any other then existing licensee, may be granted on an exclusive or nonexclusive basis throughout all or part of the United States of America, its territories and possessions, and all foreign countries.

               (c) Secured Party may assign, sell, or otherwise dispose of the Collateral, or any part thereof, either with or without special conditions or stipulations, EXCEPT that Secured Party agrees to provide Grantors with five (5) days' prior written notice of any proposed disposition of the Collateral. The requirement of sending notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Borrower, on behalf of all Grantors, in accordance with the notice provisions of the Loan Agreement. Each Grantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to Borrower. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations EXCEPT as expressly provided in this SECTION 7(c). Secured Party shall have the power to buy the Collateral, or any part thereof, and Secured Party shall also have the


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     power to execute assurances and perform all other acts which Secured Party may, in Secured Party's sole discretion, deem appropriate or proper to complete such assignment, sale, or disposition.

               (d) In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to
     SECTION 7(c) hereof, Secured Party may, at any time, execute and deliver, on behalf of Grantors, and each of them, pursuant to the authority granted in powers of attorney, one or more instruments of assignment of the Patents (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Grantors agree to pay Secured Party, on demand, all costs incurred in any such transfer of the Collateral, INCLUDING any taxes, fees, and reasonable attorneys' fees.

               (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, INCLUDING reasonable attorneys' fees and all other reasonable expenses which may be incurred by Secured Party in connection with the enforcement of the Secured Obligations. Thereafter, Secured Party may apply any remaining proceeds to such of the Secured Obligations as provided in the Loan Agreement.
     Grantors shall remain liable to Secured Party for any expenses or Secured Obligations remaining unpaid after the application of such proceeds, and Grantors will pay Secured Party, on demand, any such unpaid amount, together with interest at the Default Rate.

               (f) If any such license, assignment, sale, or other disposition of the Collateral (or any part thereof) is made after the occurrence of an Event of Default, Grantors shall supply to Secured Party, or Secured Party's designee, Grantors' knowledge and expertise relating to the manufacture and sale of the products and services based on the Patents and Grantors' customer lists and other records relating to the Patents and the distribution hereof.

Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under Law, the Loan Agreement, this Assignment, or otherwise, shall be cumulative, and none is exclusive of any right or remedy otherwise provided herein or in any of the other Loan Documents, at Law or in equity. Such rights and remedies may be enforced alternatively, successively, or concurrently.


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          8.   WAIVERS.

               (a) Each Grantor hereby waives any and all rights that it may have to a judicial hearing, if any, in advance of the enforcement of any of Secured Party's rights hereunder, INCLUDING its rights following any Event of Default to take immediate possession of the Collateral and exercise its rights with respect thereto.

               (b) Secured Party shall not be required to marshal any present or future security for (including, but not limited to, this Assignment and the Collateral subject to a security interest hereunder), or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order. Each Grantor hereby agrees that it will not invoke any Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Assignment or any other instrument evidencing any of the Secured Obligations or by which any of such Secured Obligations is secured or guaranteed, and each Grantor hereby irrevocably waives the benefits of all such Laws.

               (c) Secured Party shall have no duty as to the protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto except as otherwise required by Law. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability.

          9.   ATTORNEY-IN-FACT.   Each Grantor hereby irrevocably nominates and
appoints Secured Party as its attorney-in-fact for the following purposes: (a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Assignment and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which such Grantor is obligated to do under this Assignment, at the expense of Grantors and without any obligation to do so; (c) to prepare, sign, file and/or record, for Grantors, in the name of any and/or all Grantors, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and


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during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; PROVIDED, HOWEVER, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

          10.  COSTS AND EXPENSES.

               (a) Grantors shall pay any and all charges, costs and taxes incurred in implementing or subsequently amending this Assignment, INCLUDING, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of Secured Party's counsel incurred by Secured Party, and the allocated cost of in-house counsel to Secured Party, in connection with this Assignment, and in the enforcement of this Assignment and in the enforcement or foreclosure of any Liens, security interests or other rights of the Secured Party under this Assignment, or under any other documentation heretofore, now, or hereafter given to Secured Party in furtherance of the transactions contemplated hereby.

               (b) Grantors agree to reimburse Secured Party for and indemnify it against, any and all losses, expenses and liabilities (INCLUDING liabilities for penalties) of whatever kind or nature sustained and reasonably incurred in connection with any claim, demand, suit or legal or arbitration proceeding relating to this Assignment, or the exercise of any rights or powers hereunder, including reasonable attorneys' fees and disbursements, and the allocated cost of in-house counsel to the Secured Party.

          11.  MISCELLANEOUS.

               (a) Grantors and Secured Party may from time to time agree in writing to the release of certain of the Collateral from the security interests created hereby.

               (b) This Assignment and all rights and obligations hereunder, INCLUDING matters of construction, validity and performance, shall be governed by the Laws of the United States, and, to the extent that the Laws of the United States are not applicable, by the Laws of the State of California.


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               (c)  Any notice, request, demand or other communication required or permitted under this Assignment shall be in writing and shall be deemed to be properly given if done in accordance with SECTION 8.7 of the Loan Agreement. The address set forth in such section shall be the address for each Grantor.

               (d) EXCEPT as otherwise set forth in the Loan Agreement, the provisions of this Assignment may not be modified, amended, restated or supplemented, whether or not the modification, amendment, restatement or supplement is supported by new consideration, EXCEPT by a written instrument duly executed and delivered by Secured Party and Grantors.

               (e) EXCEPT as otherwise set forth in the Loan Agreement or this Assignment, any waiver of the terms and conditions of this Assignment, or any Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Assignment to be given, may be made or given with, but only with, the written consent of Secured Party on such terms and conditions as specified in the written instrument granting such waiver, consent or approval.

               (f) Any failure or delay by Secured Party to require strict performance by Grantors of any of the provisions, warranties, terms, and conditions contained herein, or in any other agreement, document, or instrument, shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein, or in any other Loan Document, shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Grantors, specifying such waiver.

               (g) In the event of any ACTUAL, IRRECONCILABLE conflict between any provision hereof and any provision of the Loan Agreement, it is intended that the provision of the Loan Agreement shall control; PROVIDED that the inclusion of additional obligations on the part of any Grantor and supplemental rights and remedies in favor of Secured Party herein shall not be deemed a conflict with the Loan Agreement.


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


               (h) This Assignment shall be binding upon, and for the benefit of, the parties hereto and their respective legal representatives, successors, and assigns.

               (i) This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

          12. CONTINUING EFFECT. This Assignment shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Secured Party, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment and performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          13. RELEASE OF GRANTORS. This Assignment and all Secured Obligations of Grantors hereunder shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitment remains outstanding. Upon such release of Grantors' Secured Obligations hereunder, Secured Party shall return any Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Assignment, all as reasonably requested by, and at the sole expense of, Grantors.

          14. INCORPORATION OF SURETYSHIP PROVISIONS AND WAIVERS. The attached EXHIBIT A, "Suretyship Provisions and Waivers," is hereby incorporated by this reference as though set forth herein in full.

          15. WAIVER OF JURY TRIAL. The parties to this Assignment acknowledge that jury trials often entail additional expenses and delays not occasioned by nonjury trials. The parties to this Assignment further agree and stipulate that a fair trial may be had before a state or federal judge by means of a bench trial without a jury. In view of the foregoing, and as a specifically negotiated provision of this Assignment, each party to this Assignment hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (1) arising under this Assignment or any other instrument, document or agreement executed or delivered in connection herewith, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Assignment or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Assignment may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          IN WITNESS WHEREOF, each Grantor has executed this Assignment by its duly authorized officer as of the date first written above.

                                   "GRANTORS":

                                   TITAN INFORMATION SYSTEMS CORPORATION, a
                                   Delaware corporation


                                   By
                                      ------------------------------------------

                                      ------------------------------------------
                                             [Printed Name and Title]


                                   By
                                      ------------------------------------------

                                      ------------------------------------------
                                             [Printed Name and Title]

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

"SECURED PARTY":

SUMITOMO BANK OF CALIFORNIA


By
   ---------------------------

   ---------------------------
      [Printed Name and Title]

                                    EXHIBIT A

                        SURETYSHIP PROVISIONS AND WAIVERS


          16. WAIVERS AND CONSENTS. Each Grantor acknowledges that the Liens created or granted herein will or may secure obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

               (a) supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

               (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

               (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof;

               (d)  accept partial payments on the Secured Obligations;

               (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof;

               (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

               (g) release any Person or any guarantor from any personal liability with respect to the Secured Obligations or any part thereof;

               (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any


                               EXHIBIT A -- Page 1

     Secured Obligation and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

               (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Lien hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

          Upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Assignment independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Assignment. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of such Grantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Grantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any other Person may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Assignment. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Assignment shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of Borrower, any Grantor or any other Person, or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Assignment at all times shall remain effective to secure the full amount of all the Secured Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Loan Agreement and the note(s) thereunder, even though the Secured Obligations, including any part thereof or


                               EXHIBIT A -- Page 2
any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of Secured Party to marshal assets in favor of such Grantor or any other Person, (e) except as otherwise provided in this Assignment, any failure of Secured Party to give notice of sale or other disposition of collateral to such Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise provided in this Assignment, any failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Secured Obligation, including without limitation any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, any Grantor or any other Person or the Secured Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
(i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code,
(k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted, the benefits of any form of one-action


                               EXHIBIT A -- Page 3
rule. Until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Each Grantor waives all rights and defenses arising out of an election of remedies by Secured Party, even though that election of remedies, such as a non-judicial foreclosure with respect to security for the obligations has destroyed such Grantor's rights of subrogation and reimbursement of principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Assignment or of the existence, creation or incurring of new or additional Secured Obligations.

          17. CONDITION OF BORROWER AND ITS SUBSIDIARIES. Each Grantor represents and warrants to Secured Party that such Grantor has established adequate means of obtaining from Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its properties, and such Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party to disclose to such Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its properties, whether now known or hereafter known by Secured Party during the life of this Assignment. With respect to any of the Secured Obligations, Secured Party need not inquire into the powers of Borrower or any officers or employees acting or purporting to act on its behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          18. LIENS ON REAL PROPERTY. In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Secured Obligation, the enforceability of this Assignment, or


                               EXHIBIT A -- Page 4
the validity or enforceability of any Liens of Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Each Grantor expressly waives any defenses to the enforcement of this Assignment or any Liens created or granted hereby or to the recovery by Secured Party against Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Grantor and may preclude such Grantor from obtaining reimbursement or contribution from any other Person. Each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law.

          19. WAIVER OF RIGHTS OF SUBROGATION. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a party, until such time, if any, as all of the Secured Obligations have been paid and performed in full and no portion of the Commitment remains in effect, each Grantor hereby waives with respect to Borrower and its successors and assigns (including any surety) and any other Person any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Grantor may have or hereafter acquire against Borrower or any other Person in connection with or as a result of such Grantor's execution, delivery and/or performance of this Assignment or any other Loan Document to which such Grantor is a party. Each Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Grantor by Borrower (as borrower or in any other capacity) or any other Person. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect such Grantor's liability hereunder, under any other Loan Document to which such Grantor is a party, or the enforceability hereof or thereof.

          20. WAIVER OF DISCHARGE. Without limiting the generality of the foregoing, each Grantor hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral.


                               EXHIBIT A -- Page 5

          21. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Each Grantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Borrower, Secured Party or others, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.



                               EXHIBIT A -- Page 6